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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2002


                        Mattress Discounters Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                333-95945                52-1710722
----------------------------    --------------     ----------------------------
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
     of Incorporation)           File Number)          Identification No.)


           9822 Fallard Court
           Upper Marlboro, MD                                   20772
--------------------------------------------            --------------------
 (Address of Principal Executive Offices)                    (Zip Code)


               Registrant's telephone number, including area code

                                 (301) 856-6755

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Item 5.  Other Events.

     Mattress Discounters Corporation (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission, as an exhibit hereto, the Registrant's press release, dated October 23, 2002, announcing that the Registrant has, along with its operating subsidiary, filed a voluntary petition with the U.S. Bankruptcy Court for the district of Maryland for reorganization under Chapter 11 of the U.S. Bankruptcy Code. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

         Exhibit No.       Description
         -----------       -----------

         99.1* Press Release of Mattress Discounters Corporation dated October 23, 2002.

---------------
     * Filed herewith






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 28, 2002                       MATTRESS DISCOUNTERS CORPORATION


                                              By: /s/ Rick Frier
                                                  --------------------------
                                              Name:  Rick Frier
                                              Title: Chief Financial Officer


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                                  EXHIBIT INDEX

     The following exhibits are hereby filed as part of this Form 8-K:

   Exhibit No.        Description
   -----------        -----------

       99.1* Press Release of Mattress Discounters Corporation dated October 23, 2002.

        * Filed herewith